UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 18, 2026

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Louisville, KY	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXRH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 19, 2026, Texas Roadhouse, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the fourth quarter ended and fiscal year ended December 30, 2025. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the press release.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)In connection with Keith Humpich’s prior appointment to interim Chief Financial Officer on June 9, 2025, the talent management and compensation committee of the Company’s Board of Directors agreed that he would receive a $100,000 stipend per fiscal quarter (or portion thereto) in which he serves in such position, which amount will be paid in arrears. Mr. Humpich served as interim Chief Financial Officer until Mike Lenihan’s appointment to Chief Financial Officer on December 3, 2025. On February 18, 2026 and in observance for his continued support of the Company in the transition of Mr. Lenihan to the Chief Financial Officer position, the talent management and compensation committee of the Company’s Board of Directors agreed that Mr. Humpich, the Company’s Chief Accounting and Financial Services Officer, would continue to receive the $100,000 per quarter stipend to and through June 30, 2026.

ITEM 8.01. OTHER EVENTS

On February 18, 2026, the Company’s Board of Directors approved the payment of a quarterly cash dividend of $0.75 per share of common stock. This payment will be distributed on March 31, 2026, to shareholders of record at the close of business on March 17, 2026.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)         EXHIBITS

99.1	Press Release issued by the Company on February 19, 2026.
104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document)

The information in this Current Report on Form 8-K at Item 2.02 and the Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: February 19, 2026	By:	/s/ Michael S. Lenihan
Michael S. Lenihan
Chief Financial Officer

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